Exhibit 10.25.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1

TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 1 to Capacity Purchase Agreement (this “Amendment”) is dated as of the 28th day of February, 2013, between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”) and Republic Airline Inc., an Indiana corporation (together with its successors and permitted assigns “Contractor”).

WHEREAS, on January 23, 2013, American and Contractor entered into a Capacity Purchase Agreement (the “Agreement”) to establish the terms by which Contractor will provide Regional Airline Services utilizing certain regional aircraft on behalf of American;

WHEREAS, [***];

WHEREAS, [***];

WHEREAS, American and Contractor have agreed that the effectiveness of the Agreement, including the Amendment, continue to be subject to approval by the Bankruptcy Court under the Chapter 11 Cases (as defined in Section 13.22 of the Agreement); and

WHEREAS, all capitalized terms used herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following amendments to the Agreement:

1.	Schedule 1 of the Agreement shall be deleted in its entirety and Schedule 1, which is attached to this Amendment and incorporated herein by reference, shall be deemed Schedule 1 for all purposes.

2.	Paragraph VI. of Schedule 3 of the Agreement shall be amended and restated so that the reference [***] shall now be deemed a reference to [***].

3.	Schedule 4 of the Agreement shall be amended and restated so as [***].

4.	Schedule 4, Section 1, Paragraph U of the Agreement shall be amended and restated so as to [***].

5.	Schedule 7 of the Agreement shall be amended and restated to add the following at the end of [***] as a new paragraph thereto:

[***]

6.	Section V of Schedule 7 shall be amended and restated to delete the first sentence thereof in its entirety and to substitute the following sentence in lieu thereof: [***]

7.	Attachment 1 to Schedule 7 shall be amended to change [***].

8.	Note (c) of Attachment 1 to Schedule 7 shall be amended and restated to delete in its entirety [***].

9.	Exhibit A shall be deemed amended and restated to add the following definitions:

“Merger” shall mean [***].

10.

Section 3.02 (a) of the Agreement shall be amended and restated so that in the first sentence thereof the reference to [***] shall be changed to [***]. In addition, in the last sentence thereof, the references to [***] shall be changed to [***].

11.	Section 3.02(b) of the Agreement shall be amended and restated so that the reference to the [***] shall be changed to the [***].

12.

Notwithstanding anything herein to the contrary, if the terms or provisions of this Amendment conflict with any of the terms and provisions of the Agreement, the provisions of this Amendment shall govern and control for all purposes hereof.

13.	Section 13.14 of the Agreement shall be deleted in its entirety and the following shall be inserted in substitution therefore:

“Section 13.14 Entire Agreement; Conflicts with this Agreement. This Agreement, when taken together with the Emergency Assistance Agreement and any amendments to this Agreement embodies the entire agreement between the Parties and shall be treated as one integrated agreement concerning the subject matter hereof and thereof and such agreements terminate and supersede all prior or contemporaneous agreements, discussions, undertakings and understandings, whether written or oral, express or implied, concerning the subject matter hereof. The effectiveness of this Agreement (including any amendment hereto) shall not be deemed a waiver by either Party of any disclosed or undisclosed breach, default, event of default or termination event under such other agreements. If any of the terms or provisions of this Agreement conflict with any terms or provisions of the Emergency Assistance Agreement, then the terms and provisions of the Emergency Assistance Agreement shall govern all matters specified in Article V hereof and with respect to all other matters this Agreement when taken together with any amendments to this Agreement shall govern and control for all purposes. Furthermore, the Parties agree that in the event of a conflict between Article X and the indemnification provisions of the Emergency Assistance Agreement, this Agreement shall control.”

14.	This Amendment is subject to [***].

15.	Except as amended hereby the Agreement remains in full force and effect and this Amendment shall be subject to the terms and provisions of the Agreement and be deemed a part thereof for all purposes.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the date set forth above.

AMERICAN AIRLINES, INC.

By:	/s/ Charles J. Schubert III
Name: Charles J. Schubert III
Title: VP, AA Network Planning

REPUBLIC AIRLINE INC.

By:	/s/ Ethan J. Blank
Name: Ethan J. Blank
Title: Vice President and General Counsel

Agreed and Acknowledged

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Ethan J. Blank
Name:	Ethan J. Blank
Title:	Vice President and General Counsel

Signature Page — Amendment 1 to Capacity Purchase Agreement

SCHEDULE I

[***]

Schedule 1 Page 1